1

Fulton Financial
Corporation
-------------------------------------------------

February 1, 2010

Corporate Presentation
Data as of December 31, 2009

Forward-Looking Statement
■ The following presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, business, strategies, products and services. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the
 Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors.
 Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements.
 Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgage and other asset-backed securities and for commercial paper and other short-term borrowings; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains;
 declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; balances of risk-sensitive assets to risk-
 sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets;
 goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.

Presentation Outline
 ◆Corporate Overview
 ◆Franchise and Markets
 ◆Customer Experience / Satisfaction
 ◆Capital
 ◆Credit
 ◆Fourth Quarter Performance
 ◆Summary

Fulton Financial Profile
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 270 community banking offices
■ Asset size: $ 16.6 billion
■ 3950 Team Members
■ Market capitalization: $ 1.6 billion
■ Book value per common share: $ 8.88
■ Tangible book value per common share: $ 5.75
■ Shares outstanding: 176 million

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
FRANKLIN
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
NEW CASTLE
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
FAIRFAX
MANASSAS
PRINCE WILLIAMS
KENT
SUSSEX
Delaware
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

A Valuable Geographic Franchise

FDIC Market Share 6/30/09
■ Market share increased in 36 out of 53
 counties served across our five-state
 footprint
■ Market share increased in 27 of the 31
 counties served in Pennsylvania,
 Maryland and Delaware.

Branches		Income 2009 ($	
Northampton, PA	6	15	5.48	60,207	6.11

FULTON FINANCIAL
CORPORATION

*Source: SNL, Median HH Income, 2009 data
County
Rank
#
Projected Population
Change 2009-2014 (%)
Median HH
Projected HH
Income Change
2009-2014 (%)
Chester, PA
1
7
6.64
87,308
7.36
Montgomery, PA
2
3
1.85
80,212
5.01
Bucks, PA
3
6
2.22
79,444
4.95
Delaware, PA
4
1
0.10
66,300
5.25
Cumberland, PA
5
3
4.06
61,622
6.42
Lancaster, PA
8
28
3.46
59,484
5.61
York, PA
9
15
6.36
59,123
3.89
Berks, PA
10
9
3.73
58,885
4.18
Lehigh, PA
11
8
4.76
58,555
4.95
Average
3.87
67,114
5.37
Average of all
other (57)
-0.33
44,560
5.97
Serving PA’s Strongest Markets*

Branches	Ranking	State	Income
Hunterdon, NJ	3	#3	#1	$110,147
Fairfax, VA	1	#4	#1	$109,067
Morris, NJ	6	#6	#2	$104,797
Somerset, NJ	7	#8	#3	$102,357
Howard, MD	12	#9	#1	$101,954

FULTON FINANCIAL
CORPORATION

*Source: SNL Financial, 2009
County
# FFC
National
Ranking in
Median HH
FFC Affiliates in Affluent Markets*

Rate (%)**	Unemployment Rate (%)***
United States	10.0	10.0
Delaware	8.3	8.6
Maryland	7.6	7.2
New Jersey	9.4	9.8
Pennsylvania	7.9	8.5
Virginia	6.7	6.7

FULTON FINANCIAL CORPORATION

FFC Counties
Unemployment
State
*FFC Averages are an average of the unemployment
rates of the counties in which FFC has branches.
*Source: SNL & US Department of Labor, Not Seasonally Adjusted
** County Data is as of November 2009
***State Data is as of December 2009
Unemployment Rates*

Q3 2008 - Q3 2009	# Branches
United States	-4.0	
Average FFC Regions	-4.4	
Harrisburg-Carlisle, PA	-0.2	12
Lebanon, PA	1.2	9
York-Hanover, PA	-5.7	15
Lancaster, PA	-0.9	27
Philadelphia, PA	-2.7	16
Reading, PA	-2.1	9
Allentown-Bethlehem-Easton, PA	-4.8	24
Wilmington, DE-MD-NJ	-5.2	14
Camden, NJ	-6.5	27
Trenton-Ewing, NJ	-4.4	5
Edison, NJ	-5.6	20
Baltimore-Towson, MD	-6.4	13
Newark-Union, NJ-PA	-5.1	12
Hagerstown-Martinsburg, MD-WV	-12.6	11
Washington-Arlington-Alexandria, DC-VA	-5.4	10

FULTON FINANCIAL
CORPORATION

*Source: Freddie Mac, Q3 2009 Data
Metropolitan Statistical Area
Annual Change
US Home Price Index*

COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING
LISTENING IS JUST THE BEGINNING.
Our Brand

Care, Listen, Understand, Deliver
Superior Customer Experience

Attribute	Q1/2009	Q3/2009
Employees are friendly and helpful	9.6	9.6
Bank seems easy to work with	9.5	9.5
Safety and security of a local bank	9.3	9.3
Wait times are brief	9.3	9.3
Wide range of products and services	9.1	9.1
Listens to my needs	9.1	9.1
Convenient branches and ATMs	8.8	9.0
Resolves problems quickly	9.1	9.0
Competitive interest rates	8.8	8.5
Offers ability to conduct transactions on Internet	8.4	8.4
Fees are generally low	8.3	8.3
Bank is involved in the community	8.4	8.2
Customer Satisfaction Metrics

	With CPP	Without CPP
GAAP Capital	$1.94 billion	$1.57 billion
Total Risk-Based Capital	$1.90 billion	$1.52 billion
Ratios:
	With CPP	Without CPP
Total Risk-Based Capital	14.50%	11.60%
Tier 1 Risk-Based Capital	11.70%	8.90%
Leverage Capital	9.70%	7.30%
Tangible Common Equity	6.30%	6.30%
Tangible Common Equity to Risk-Weighted Assets	7.76%	7.76%
Capital    12/31/09 (Estimates)

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Average
% of
09 v. 08
%
Balance
Total
Growth
Growth
Pennsylvania
6,576,000
$

54.8%
178,000
$

3%
New Jersey
2,483,000

20.7%
15,000

1%
Maryland
1,504,000

12.5%
(99,000)

-6%
Virginia
1,099,000

9.2%
(40,000)

-4%
Delaware
338,000

2.8%
(14,000)

-4%
12,000,000
$

Loan Distribution by State (Fourth Quarter)

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Q4 2009
% of
Avg. Bal.
Total
Pennsylvania
1,308,000
$

50.9%
New Jersey
450,000

17.5%
Maryland
446,000

17.4%
Virginia
215,000

8.4%
Delaware
151,000

5.9%
2,570,000
$

Residential Mortgage and HE Loans

Industry	%
Services	18.4
	2.2
	100.0

FULTON FINANCIAL CORPORATION

Manufacturing
12.9

RE - Rental and Leasing
12.6

Construction
11.0

Agriculture
8.9

Retail
8.5

Wholesale
7.3

Health Care
6.7

Other
5.5

Financial Services
3.0

Arts and Entertainment
3.0

Transportation
Commercial Loans by Industry

Q4 2009
% of
Avg. Bal.
Total
Pennsylvania
2,440,000
$

65.7%
New Jersey
561,000

15.1%
Maryland
389,000

10.5%
Virginia
293,000

7.9%
Delaware
32,000

0.9%
3,715,000
$

Commercial Loans by State

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	15,000	1.5%	-	130
	$978,000		$ 92,840	$67,550

FULTON FINANCIAL
CORPORATION

Ending
% of
NPL
Specific
Pennsylvania
291,000
$

29.8%
14,190
$

15,970
$

Maryland
250,000

25.6%
39,760

28,730

Virginia
243,000

24.8%
18,680

15,300

New Jersey
179,000

18.3%
20,210

7,420

Delaware
Construction Loans (December 31, 2009)

(dollars in thousands)

FULTON FINANCIAL CORPORATION

Ending
% of
Balance
Total
Commercial Residential
663,000
$

67.8%
Commercial
238,000

24.3%
Real Estate
62,000

6.3%
Other Commercial
15,000

1.5%
978,000
$

Construction Loans by Type

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Ending
% of
NPL
Specific
Balance
Total
Balance
Allocations
Pennsylvania
2,247,000
$

52.4%
21,530
$

12,010
$

New Jersey
1,208,000

28.1%
32,180

9,630

Maryland
382,000

8.9%
2,010

2,830

Virginia
329,000

7.7%
2,980

2,600

Delaware
126,000

2.9%
2,350

2,400

4,292,000
$

61,050
$

29,470
$

CRE Loans by State (December 31, 2009)

Category	Total (%) 12/31/08	90-Days 12/31/08	Total (%) 12/31/09	90-Days 12/31/09
Commercial Loans	1.65	1.08	2.51	1.88
Consumer Direct	1.20	.45	1.72	.66
Commercial Mortgage	1.78	1.03	2.33	1.42
Residential Mortgage	6.45	2.70	8.43	4.66
Construction	8.21	6.15	10.13	9.43
Total Portfolio	2.72	1.62	3.42	2.34
Loan Delinquency (Key Sectors)

Balance
	(dollars in thousands)
	67,990
	$ 187,460

FULTON FINANCIAL
CORPORATION

Ending
Commercial / Industrial
119,470
$

Commercial Real Estate
Total Outstanding
Delinquency: 5.5%
Shared National Credits

Comm'l	Mortgage	Constr.	and HE	Other	Total
	56	44	-	10	381	491
	$ 10,053	$ 2,047	$ 11,175	$ 2,223	$ 3,690	$ 29,188

FULTON FINANCIAL
CORPORATION

Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
2,974
$

623
$

1,828
$

67
$

781
$

6,273
$

Maryland
2,326

-

4,627

521

1,028

8,502

New Jersey
3,741

1,155

1,587

44

1,083

7,610

Virginia
956

225

3,133

1,581

417

6,312

Delaware
Avg Loans
3,714,000

4,240,000

1,018,000

2,571,000

446,000

11,989,000

NCO %
1.08%
0.19%
4.39%
0.35%
3.31%
0.97%
Net Charge-offs (Q4 2009)

Comm'l	Mortgage	Constr.	and HE	Other	Total
	350	627	-	242	1,418	2,637
	$ 33,082	$ 14,994	$ 43,715	$ 6,906	$ 13,907	$ 112,604

FULTON FINANCIAL
CORPORATION

Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
5,992
$

3,949
$

6,071
$

1,848
$

5,861
$

23,721
$

Maryland
3,935

2,684

21,035

1,093

2,406

31,153

New Jersey
12,421

7,509

7,660

267

2,616

30,473

Virginia
10,384

225

8,949

3,456

1,606

24,620

Delaware
Avg Loans
3,674,000

4,135,000

1,112,000

2,604,000

451,000

11,976,000

NCO %
0.90%
0.36%
3.93%
0.27%
3.08%
0.94%
Net Charge-offs (YTD December 2009)

Comm'l	Mortgage	Constr.	and HE	Other	Total
	316	2,349	-	4,326	1,026	8,017
	$ 69,604	$ 61,052	$ 92,841	$ 69,057	$ 12,474	$ 305,028

FULTON FINANCIAL
CORPORATION

Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
30,895
$

21,525
$

14,186
$

19,747
$

4,255
$

90,608
$

Maryland
9,138

2,015

39,764

6,201

1,766

58,884

New Jersey
15,571

32,182

20,207

10,134

3,654

81,748

Virginia
13,684

2,981

18,684

28,649

1,773

65,771

Delaware
End Loans
3,699,000

4,292,000

978,000

2,566,000

437,000

11,972,000

NPL%
1.88%
1.42%
9.49%
2.69%
2.85%
2.55%
* Includes accruing loans > 90 days past due.
Non-performing Loans* (December 31, 2009)

■ 54 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment- $33 million
■ Maximum commitment land development-
 $25 million
■ Maximum commitment any one development
 project- $15 million
■ Average commercial lending relationship size is
 $465,200
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans

Overview of Fourth Quarter - 2009
■ Continued core deposit growth
■ Strong funding and liquidity positions
■ Good NIM expansion
■ Stabilization of credit quality metrics
■ No increase to provision linked quarter
■ Further decline in construction exposure
■ Net charge-offs up slightly
■ Strong mortgage sale gains
■ Expenses well controlled

Financial Performance

Q4 2009	Q3 2009
	(5,045,000)	(5,045,000)
to common shareholders	**$19,335,000**	$ 18,300,000

FULTON FINANCIAL CORPORATION

2009 Financial Results (Q4 vs. Q3 2009)
Net income
24,380,000
$

23,345,000
$

Cost of preferred stock
Net income available
Earnings per share
0.11
$

0.10
$

Return on tangible equity
7.96%
7.91%

Q4 2009	Q3 2009	$	%
	(dollars in thousands)			
Other Expenses	**(100,370)**	(99,810)	(560)	1%
Income Taxes	**(5,610)**	(5,820)	210	-4%
Net Income	**$ 24,380**	**$ 23,350**	**$ 1,030**	**4%**

FULTON FINANCIAL
CORPORATION

Net Interest Income
136,090
$

132,800
$

3,290
$

2%
Loan Loss Provision
(45,020)

(45,000)

(20)

0%
Other Income
41,160

41,230

(70)

0%
Securities Losses
(1,870)

(50)

(1,820)

n/m
 Pre-Tax Income
29,990

29,170

820

3%
n/m = not meaningful
Income Statement Summary (Q4 vs. Q3 2009)

Q4 2009	Q3 2009	$	%
	(dollars in thousands)			
Other Expenses	**(100,370)**	(99,810)	(560)	1%
Securities Losses	**(1,870)**	(50)	(1,820)	n/m
Pre-Tax Income	**$29,990**	**$ 29,170**	**820**	**3%**

FULTON FINANCIAL
CORPORATION

Net Interest Income
136,090
$

132,800
$

3,290
$

2%
Other Income
41,160

41,230

(70)

0%
 Pre-Tax Income Before
 LLP and Sec Losses
76,880

74,220

2,660

4%
Loan Loss Provision
(45,020)

(45,000)

(20)

0%
n/m = not meaningful
Pre-Tax Income Summary (Q4 vs. Q3 2009)

2009	2008
	(20,170,000)	(460,000)
to common shareholders	$ 53,750,000	$ (6,080,000)

FULTON FINANCIAL
CORPORATION

2009 Financial Results (YTD December)
Net income (loss)
73,920,000
$

(5,620,000)
$

Cost of preferred stock
Net income (loss) available
Earnings per share
0.31
$

(0.03)
$

Return on tangible equity
5.96%
9.33%

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

2009
2008
$
%
Net Interest Income
520,950
$

524,150
$

(3,200)
$

-1%
Loan Loss Provision
(190,020)

(119,630)

(70,390)

59%
Other Income
171,680

155,390

16,290

10%
Credit Card Sale Gain
-

13,910

(13,910)

n/m
Securities Gains (Losses)
1,080

(58,240)

59,320

-102%
Goodwill Impairment
-

(90,000)

90,000

n/m
Other Expenses
(414,360)

(406,630)

(7,730)

2%
 Pre-Tax Income
89,330

18,950

70,380

371%
Income Taxes
(15,410)

(24,570)

9,160

-37%
 Net Income
73,920
$

(5,620)
$

79,540
$

n/m
n/m = not meaningful
Income Statement Summary (YTD December)

(dollarsin thousands)

	$	$

FULTON FINANCIAL
CORPORATION

2009
2008
$
%
Net Interest Income
520,950
$

524,150
$

(3,200)
$

-1%
Other Income
171,680

155,390

16,290

10%
Other Expenses
(400,230)

(386,820)

(13,410)

3%
 Pre-Tax Income Before
 LLP, Sec Gains (Losses)
 and unusual items
292,400

292,720

(320)

0%
Loan Loss Provision
(190,020)

(119,630)

(70,390)

59%
Credit Card Sale Gain
-

13,910

(13,910)

n/m
Securities Gains (Losses)
1,080

(58,240)

59,320

-102%
Goodwill impairment
-

(90,000)

90,000

n/m
Special FDIC Assessment
(7,890)

-

(7,890)

n/m
ARC Losses
(6,240)

(19,810)

13,570

-69%
 Pre-Tax Income
89,330

18,950

70,380

371%
n/m = not meaningful
Pre-Tax Income Summary (YTD December)

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of December 31, 2009
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation

Peer Group*

94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
YTD 9/09
YTD 12/09

FULTON FINANCIAL
CORPORATION

3.52
3.56
3.24
3.00
3.50
4.00
4.50
5.00
FFC
Peer
Top 50
Net Interest Margin

Q4 2009
Q3 2009
$
%
(dollars in millions)
Comm'l Mort
4,240
$

4,160
$

80
$

2%
Commercial
3,710

3,670

40

1%
Home Equity
1,650

1,650

-

0%
Construction
1,020

1,050

(30)

-3%
Resid Mort
930

930

-

0%
Cons./Other
440

450

(10)

-2%
Total Loans
11,990
$

11,910
$

80

1%
Average Loans (Q4 vs. Q3 2009)

Q4 2009
Q3 2009
$
%
(dollars in millions)
Comm'l Mort
4,290
$

4,190
$

100
$

2%
Commercial
3,700

3,720

(20)

-1%
Home Equity
1,640

1,650

(10)

-1%
Construction
980

1,030

(50)

-5%
Resid Mort
920

930

(10)

-1%
Cons./Other
440

450

(10)

-2%
Total Loans
11,970
$

11,970
$

-

0%
Ending Loans (Q4 vs. Q3 2009)

2009
2008
$
%
(dollars in millions)
Comm'l Mort
4,140
$

3,750
$

390
$

10%
Commercial
3,670

3,520

150

4%
Home Equity
1,670

1,600

70

4%
Construction
1,110

1,320

(210)

-16%
Resid Mort
940

920

20

2%
Cons./Other
450

490

(40)

-8%
Total Loans
11,980
$

11,600
$

380

3%
Average Loans (YTD December)

Q4 2009
Q3 2009
$
%
(dollars in millions)
Nonint DDA
1,990
$

1,920
$

70
$

4%
Int DDA
1,970

1,880

90

5%
Savings/MMDA
2,770

2,560

210

8%
CD's
5,420

5,560

(140)

-3%
Cash Management
520

510

10

2%
Total Deposits
12,670
$

12,430
$

240

2%
Average Deposits (Q4 vs. Q3 2009)

2009
2008
$
%
(dollars in millions)
Nonint DDA
1,850
$

1,650
$

200
$

12%
Int DDA
1,860

1,710

150

9%
Savings/MMDA
2,420

2,150

270

13%
CD's
5,510

4,500

1,010

22%
Cash Management
540

680

(140)

-21%
Total Deposits
12,180
$

10,690
$

1,490

14%
Average Deposits (YTD December)

2009
2008
$
%
(dollars in millions)
Federal Funds
450
$

1,330
$

(880)
$

-66%
FHLB Advances
1,330

1,440

(110)

-8%
Other LT Debt
380

380

-

0%
Other ST Borrowings
50

330

(280)

-85%
Total Borrowings
2,210
$

3,480
$

(1,270)
$

-36%
Other Borrowings (YTD December)

3.67
3.20
3.40
3.60
3.80
4.00
Q1
06
Q2
06
Q3
06
Q4
06
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Net Interest Margin Trend

6 month cumulative gap - 1.07
Interest Rate Shocks
(12/31/09)
Rate Change NII Change (Annual) % Change

 +300 bp  + $ 58.2 million  + 10.0%
 +200 bp  + $ 37.1 million  + 6.4%
 +100 bp   + $ 12.3 million  + 2.1%
 - 100 bp  - $ 6.1 million  - 1.0%

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

FULTON FINANCIAL
CORPORATION

$0
$40
$80
$120
$160
$200
Millions
Other Income

Q4 2009	Q3 2009	$	%
Other	4,650	4,830	(180)	-4%
Total	$ 41,160	$ 41,230	$ (70)	0%

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Overdraft & NSF Fees
9,390
$

9,340
$

50
$

1%
Invt Mgt & Trust
8,110

8,190

(80)

-1%
Mort. Sales Gains
3,880

2,780

1,100

40%
Service Charges
3,320

3,340

(20)

-1%
Success Card Fees
3,030

2,870

160

6%
Cash Mgt Fees
2,460

2,650

(190)

-7%
Merchant Fees
1,830

2,150

(320)

-15%
Foreign Currency
1,790

1,820

(30)

-2%
Credit Card Fees
1,400

1,520

(120)

-8%
Letters of Credit
1,300

1,740

(440)

-25%
Other Income (Q4 vs. Q3 2009)

2009	2008	$	%
Other	**19,510**	16,960	2,550	15%
Total	**$ 171,680**	**$ 155,390**	**$ 16,290**	**10%**

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Overdraft & NSF Fees
35,960
$

35,320
$

640
$

2%
Invt Mgt & Trust
32,080

32,730

(650)

-2%
Mort. Sales Gains
22,640

10,330

12,310

119%
Service Charges
13,090

13,040

50

0%
Cash Mgt Fees
11,400

13,270

(1,870)

-14%
Success Card Fees
11,090

9,800

1,290

13%
Merchant Fees
7,480

7,610

(130)

-2%
Foreign Currency
6,570

6,730

(160)

-2%
Letters of Credit
6,390

6,010

380

6%
Credit Card Fees
5,470

3,590

1,880

52%
Other Income (YTD December)

93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
YTD 9/09
YTD 12/09

FULTON FINANCIAL CORPORATION

57.7
60.9
61.4
50.0
52.0
54.0
56.0
58.0
60.0
62.0
64.0
FFC
Peer
Top 50
Efficiency Ratio

Q4 2009	Q3 2009	$	%
Other Expenses	**12,230**	11,090	1,140	10%
Total	**$ 100,370**	**$ 99,810**	**$ 560**	**1%**

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Salaries & Benefits
53,620
$

54,080
$

(460)
$

-1%
Occupancy & Equip.
13,770

13,450

320

2%
FDIC Insurance
4,840

5,240

(400)

-8%
Data Proc. & Software
3,890

4,740

(850)

-18%
Supplies & Postage
2,740

2,820

(80)

-3%
Marketing
2,640

1,980

660

33%
Legal & Audit
2,400

2,390

10

0%
Telecommunications
2,130

2,140

(10)

0%
Outside Services
2,110

1,880

230

12%
Other Expense (Q4 vs. Q3 2009)

2009	2008	$	%
Other Expenses	**43,560**	40,470	3,090	8%
Total	**$ 414,360**	**$ 406,630**	**$ 7,730**	**2%**

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Salaries & Benefits
218,810
$

213,560
$

5,250
$

2%
Occupancy & Equip.
54,860

55,570

(710)

-1%
FDIC Insurance
26,580

4,560

22,020

483%
Data Proc. & Software
17,860

18,550

(690)

-4%
Supplies & Postage
10,930

11,240

(310)

-3%
Legal & Audit
9,100

7,620

1,480

19%
Marketing
8,920

13,270

(4,350)

-33%
Telecommunications
8,610

8,170

440

5%
Outside Services
7,580

9,310

(1,730)

-19%
Operating Risk Loss
7,550

24,310

(16,760)

-69%
Other Expense (YTD December)

Q4 2009	Q3 2009
Net Charge-Offs	**(29,190)**	(24,230)
Balance at end of period	**$ 257,550**	$ 241,720

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Balance at beginning of period
241,720
$

220,950
$

Loan Loss Provision
45,020

45,000

Allowance to Loans
2.15%
2.02%
Nonperforming Assets to Assets
1.83%
1.82%
Net Charge-offs to Loans
0.97%
0.81%
Allowance for Credit Losses

2009	2008
Net Charge-Offs	(112,610)	(51,700)
Balance at December 31st	$ 257,550	$ 180,140

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Balance at beginning of year
180,140
$

112,210
$

Loan Loss Provision
190,020

119,630

Allowance to Loans
2.15%
1.50%
Nonperforming Assets to Assets
1.83%
1.35%
Net Charge-offs to Loans
0.94%
0.45%
Allowance for Credit Losses (YTD Dec)

91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
YTD 9/09
YTD 12/09

FULTON FINANCIAL
CORPORATION

0.94
1.09
1.78
0.00
0.30
0.60
0.90
1.20
1.50
1.80
FFC
Peer
Top 50
Net Charge-Offs To Average Loans

Total Investments	**$**	**3,258.1**	**3.58**

FULTON FINANCIAL CORPORATION

ENDING
MODIFIED
BALANCE
DURATION
(in millions)
Agency mortgage-backed securities
1,045.0
$

3.14
Agency collateralized mortgage obligations
1,102.2

2.64
Municipal bonds
400.7

4.43
Auction rate securities
292.1

3.95
Corporate & trust preferred securities
150.8

10.39
U.S. Treasuries and agencies
91.2

3.79
FHLB & FRB stock
99.1

NA
Bank stocks
34.8

NA
Other investments
25.6

NA
Net unrealized gain / (loss)
16.6

Investment Portfolio   (December 31, 2009)

Status of the Corporation
■ Strong capital position
■ Credit quality metrics stabilized
■ Focus on profitable organic growth
■ Positioned for economic rebound
■ Current loan loss reserve levels
 believed to be adequate
■ Proactive management of problem
 credits
■ Valuable 5-state franchise / strong in-
 state markets
■ Disciplined expense control

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

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